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                                                                  EXHIBIT 10.82







                            BALANCED CARE CORPORATION
                          5021 Louise Drive, Suite 200
                             Mechanicsburg, PA 17055





February 6, 1998
to Be Effective as of January 30, 1998



VIA FAX 303-796-9708
ORIGINAL VIA FEDERAL EXPRESS

American Health Properties, Inc.
AHP of Indiana, Inc.
AHP of Tennessee, Inc.
6400 South Fiddler's Green Circle, Suite 1800
Englewood, Colorado 80111


Re: Transaction Documents relating to Property located in Madison County, City of Jackson, Tennessee (the "TENNESSEE PROPERTY") and Transaction Documents Relating to Property located in Madison County, City of Anderson Indiana (the "INDIANA PROPERTY")
         ---------------------------------------------------------------------

Gentlemen and Ladies:

This letter constitutes the binding agreement ("AGREEMENT") and irrevocable covenant and commitment of Balanced Care Corporation, a Delaware corporation ("BCC") as to the matters set forth below. In that regard, reference is made to the following Agreements:

1. that certain Facility Agreement dated as of January 30, 1998 (the "FACILITY AGREEMENT") and entered into by and between American Health Properties, Inc., a Delaware corporation ("AMERICAN HEALTH") and BCC; and

2. those certain "TRANSACTION DOCUMENTS" (as such term is defined in the Facility Agreement) executed by any one or more of AHP of Indiana, Inc., an Indiana corporation ("AHP INDIANA"), BCC, BCC Development and Management Co., a Delaware corporation ("DEVELOPER"), Balanced Care at Anderson, Inc., a Delaware corporation ("ANDERSON MANAGER"), Assisted Care Operators, LLC, a Delaware limited liability company and Oakhaven Senior Living, Inc., a California corporation (collectively, "TENANT PARENT") and Assisted Care Operators of Anderson, LLC ("ANDERSON TENANT") with respect to the purchase, development,

BALANCED CARE CORPORATION
-------------------------
American Health Properties, Inc.
AHP of Indiana, Inc.
AHP of Tennessee, Inc.
February 6, 1998
to be effective as of January 30, 1998
Page 2


         leasing and operation of the Indiana Property (which Transaction Documents are referred to herein collectively as the "ANDERSON TRANSACTION Documents"); and

3. those certain Transaction Documents executed by any one or more of AHP of Tennessee, Inc., a Tennessee corporation ("AHP TENNESSEE"), BCC, BCC Development and Management Co., a Delaware corporation ("DEVELOPER"), Balanced Care at Jackson, Inc., a Delaware corporation ("JACKSON MANAGER"), Assisted Care Operators, LLC, a Delaware limited liability company and Tenant Parent and Assisted Care Operators of Jackson, LLC ("JACKSON TENANT") with respect to the purchase, development, leasing and operation of the Tennessee Property (which Transaction Documents are referred to herein collectively as the "JACKSON TRANSACTION DOCUMENTS") (the Indiana Property and the Tennessee Property being referred to herein collectively as the "PROPERTIES" and the Anderson Transaction Documents and the Jackson Transaction Documents being referred to herein collectively, together with the Facility Agreement as the "TRANSACTION DOCUMENTS").; and

BCC acknowledges and irrevocably covenants and agrees that:

         (a) those certain conditions to the purchase and development by AHP Indiana of the Anderson Property and to the purchase by AHP Tennessee of the Tennessee Property as set forth in the Transaction Documents, more particularly set forth on Exhibit "A" to this Agreement attached hereto and incorporated herein and made a part hereof by this reference as if set forth herein at length (collectively, the "CONDITIONS"), have not been fulfilled to the satisfaction of AHP as required under the Transaction Documents; and

         (b) AHP Indiana has agreed to acquire the Indiana Property notwithstanding the failure of such Conditions based upon and with justified reliance on the express understandings, covenants and agreements of BCC as set forth in this Agreement; and

         (c) AHP Tennessee has agreed to acquire the Tennessee Property notwithstanding the failure of such Conditions based upon and with justified reliance on the express understandings, covenants and agreements of BCC as set forth in this Agreement; and

         (d) BCC intends to and shall satisfy in full, and to the complete satisfaction of AHP Indiana, AHP Tennessee and American Health (such entities being

BALANCED CARE CORPORATION
-------------------------
American Health Properties, Inc.
AHP of Indiana, Inc.
AHP of Tennessee, Inc.
February 6, 1998
to be effective as of January 30, 1998
Page 3





         collectively referred to herein as "AHP"), all Conditions no later than Monday, March 9, 1998

         (e) If the Conditions have not been satisfied to the complete and full satisfaction of AHP by Monday March 9, 1998, AHP may at any time within 30 days thereafter terminate BCC's rights under each of the Transaction Documents upon notice delivered to BCC during that 30-day period and, upon such termination, may require BCC to purchase both or either of the Properties from AHP for a purchase price equal to the total amounts expended with respect to (i) the cost of the acquisition of the Properties plus all Costs of the Work (inclusive of all Hard Costs and Soft Costs advanced by AHP under the Development Agreement including but not limited to the amount of any Developer Fees), (ii) all transaction expenses and other costs advanced by AHP with respect to the development and construction of each Project and the Facility constructed upon any either of the Properties (whether or not such Project or Facility is in the course of construction and without obligation of AHP to fund any such costs of Development until the Conditions have been satisfied as provided in this Agreement) and (iii) all costs and expenses incurred by AHP in the negotiation and preparation of the Transaction Documents.

         (f) BCC shall indemnify, defend (with counsel acceptable to AHP) and hold AHP harmless from and against any and all losses, claims, liabilities, costs, and expenses (including attorneys' fees and costs) of any nature whatsoever which may be alleged, claimed or arise with respect to (i) the failure of BCC or any other Person to satisfy any of the Conditions or (ii) any breach by BCC of its obligations under this Agreement.

The obligations of BCC under this Agreement may be enforced by specific performance in addition to any and all remedies which may otherwise by available to AHP at law, in equity or otherwise, with each such available remedy being cumulative with one another.


This Agreement shall take effect immediately upon the purchase of either or both the Tennessee Property and the Indiana Property, and shall terminate upon delivery by AHP of the notice referred to in the immediately following sentence. Upon the satisfaction of all the Conditions to AHP's complete satisfaction and in its sole and absolute discretion, AHP shall execute and deliver to BCC a notice stating that all Conditions have been satisfied (or, to the extent applicable, waived by AHP) and upon BCC's receipt of that notice, the obligations of BCC provided herein shall have terminated.

BALANCED CARE CORPORATION
-------------------------
American Health Properties, Inc.
AHP of Indiana, Inc.
AHP of Tennessee, Inc.
February 6, 1998
to be effective as of January 30, 1998
Page 4



This Agreement shall not in any manner impair, diminish, amend or modify the obligations or covenants of BCC, Developer, each Manager, Tenant, or Tenant Parent under any of the Transaction Documents nor shall the acquisition of the Properties by AHP be construed in any manner as a waiver by AHP of such obligations nor of the conditions set forth in the Transaction Documents for the benefit of AHP.


If you are in agreement with the foregoing, please show your asset by executing this letter in the space provided below.


Sincerely,
BALANCED CARE CORPORATION


By: /s/ Brian L. Barth
   ---------------------------------------
      Brian L. Barth, Vice President
      Its authorized representative

THE UNDERSIGNED ACKNOWLEDGE AND AGREE TO
THE CONTENT OF THE FOREGOING AGREEMENT AND
AGREES TO ACQUIRE THE PROPERTIES REFERRED TO
THEREIN IN EXPRESS RELIANCE ON THE PROVISIONS THEREOF

AMERICAN HEALTH PROPERTIES, INC


By: /s/ Steven A. Roseman
   ---------------------------------------
     Steven A. Roseman, Senior Vice President

AHP OF TENNESSEE, INC.


By: /s/ Steven A. Roseman
   ---------------------------------------
     Steven A. Roseman, Vice President


AHP OF INDIANA. INC.


By: /s/ Steven A. Roseman
   ---------------------------------------
     Steven A. Roseman, Vice President

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BALANCED CARE CORPORATION
-------------------------
American Health Properties, Inc.
AHP of Indiana, Inc.
AHP of Tennessee, Inc.
February 6, 1998
to be effective as of January 30, 1998
Page 5



                                    EXHIBIT A

                                   CONDITIONS

1. Counsel for AHP shall have received original counterparts of legal opinions from the following counsel, as contemplated in the Transaction Documents, each of which shall be in form and substance satisfactory to
         AHP:

         (a) from Kirkpatrick & Lockhart, counsel to BCC and its affiliates, and from Tennessee and Indiana counsel to BCC and its affiliates, each of which shall opine that (i) each of the Developer, each Manager and Balanced Care are duly formed and valid existing in good standing under the jurisdiction of their formation and are qualified to conduct business within the jurisdictions where the business, properties or activities of such entities so requires and (ii) each of the Transaction Documents have been duly authorized, executed and delivered by BCC and its affiliates and are the legal, valid and binding obligation of the parties thereto, enforceable against the parties thereto in accordance with their terms other than as may be limited by standard exceptions relating to rights of creditors, generally and the availability or impact of equitable remedies and (iii) that counsel is not aware of any breach or conflict arising by reason of the execution, delivery or performance of any of the Transaction Documents to which such entities are parties, (iv) there are no actions, or proceedings instituted or pending which would materially and adversely affect the ability of the parties to enter into the Transaction Documents and to carry out and perform the obligations and other matters required thereunder and (v) such other customary matters as AHP or its counsel may reasonably request, and

         (b) from Cooley Godward LLP, counsel to Tenant and Tenant Parent and from Indiana and Tennessee counsel to each Tenant and Tenant Parent (as defined in the Transaction Documents), which counsel shall opine that (i) each of Tenant, each Tenant Parent are duly formed and valid existing in good standing under the jurisdiction of their formation and are qualified to conduct business within the jurisdictions where the business, properties or activities of such entities so requires and requires and (ii) each of the Transaction Documents have been duly authorized, executed and delivered by each Tenant and Tenant Parent and its affiliates and are the legal, valid and binding obligation of the parties thereto, enforceable against the parties







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BALANCED CARE CORPORATION
-------------------------
American Health Properties, Inc.
AHP of Indiana, Inc.
AHP of Tennessee, Inc.
February 6, 1998
to be effective as of January 30, 1998
Page 6



         thereto in accordance with their terms other than as may be limited by standard exceptions relating to rights of creditors, generally and the availability or impact of equitable remedies and (iii) that counsel is not aware of any breach or conflict arising by reason of the execution, delivery or performance of any of the Transaction Documents to which such entities are parties, (iv) there are no actions, or proceedings instituted or pending which would materially and adversely affect the ability of the parties to enter into the Transaction Documents and to carry out and perform the obligations and other matters required thereunder and (v) such other customary matters as AHP or its counsel may reasonably request.

2. AHP shall have received and shall be satisfied, in the exercise of its reasonable business discretion, with the form and substance of each of the following items with respect to each of the Properties and the project to be constructed thereon:

         (a) owner architect agreement and assignment thereof to AHP with originals of the consent of architect thereto in the form required under each Development Agreement;

         (b) owner contractor agreement and assignment thereof to AHP with consent of architect thereto in the form required under each Development Agreement;

         (c) payment and performance surety bond(s) in form and substance satisfactory to AHP and in an aggregate amount not less than 150% of the Maximum Project Amount ultimately approved by AHP, including a rider thereto naming AHP as dual obligee thereunder;

         (d) Plans and Specifications for each Project which shall have been approved by AHP and by one or more Inspecting Architects which may be engaged by AHP;

         (e) satisfactory evidence that each Project and each Property is in compliance with Applicable Laws;

         (f) soils and geotechnical reports addressed to AHP for its reliance in acquiring each Property and funding the development of the Facilities thereon;

         (g) a radon remediation and monitoring plan with respect to each project;






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BALANCED CARE CORPORATION
-------------------------
American Health Properties, Inc.
AHP of Indiana, Inc.
AHP of Tennessee, Inc.
February 6, 1998
to be effective as of January 30, 1998
Page 7



         (h) a letter from the Architect for each project stating that the structural foundations for each project have been adequately designed considering soil conditions at the site

         (i) Financial Statements of each of BCC, Tenant, Tenant Parent and Developer in the form required under the Facility Agreement and each Lease, Guaranty of Payment and Performance and Development Agreement with respect to each Property;

         (j) copies of the Deed, Memorandum of Lease, Assignment of Leases, Rents, and Receivables with respect to the Anderson Property recorded in the office of the County Recorder of Madison County, Indiana; and

         (k) copies of the Deed, Memorandum of Lease, Assignment of Leases, Rents, and Receivables with respect to the Jackson Property recorded in the office of the County Register of Madison County, Tennessee.

3.       Each of the following Conditions shall have been fulfilled:

         (a) BCC shall have provided to AHP a breakdown of the Initial Budget including breakdowns of the costs of all of the Work by trades, jobs and trade contractors and subcontractors;

         (b) AHP and BCC shall have agreed upon the Approved Budget for each project as contemplated in Section 2.1(a) of each Development Agreement and the Project Schedule for each project as contemplated in Section 2.1(b) of each Development Agreement (and AHP and BCC shall have agreed in writing as to the Maximum Project Amount and final date for Substantial Completion of the Project which Developer must meet in order to earn the Developer Incentive Fee);

         (c) AHP shall have received evidence that all insurance required under Section 14.1 of each Lease and Section 6.5 of each Development Agreement is in full force and effect in the form required under such Transaction Document, together with evidence of errors and omissions insurance of each Architect; and





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BALANCED CARE CORPORATION
-------------------------
American Health Properties, Inc.
AHP of Indiana, Inc.
AHP of Tennessee, Inc.
February 6, 1998
to be effective as of January 30, 1998
Page 8




         (d) Developer shall have fulfilled all conditions to the making of Construction Advances pursuant to each Development Agreement.

4. No Event of Default shall have occurred and be continuing with respect to any one or more of Tenant, Tenant Parent, BCC, Developer or Manager under any Transaction Document and, without limitation on the foregoing, BCC shall not be in breach under the Working Capital Assurances Agreement.

5. Each of the Transaction Documents shall be and remain enforceable against the parties thereto in accordance with the terms thereof.